                        SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549


                                    FORM 8-K/A

                                 Amendment No. 1

                                  CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)  April 25, 1995


                              GLENAYRE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


 Delaware                            0-15761                     98-0085742
  (State or other jurisdiction      (Commission                (IRS Employer
 of incorporation)                 File Number)             Identification No.)



   4201 Congress Street, Suite 455, Charlotte, North Carolina     28209
                     (Address of principal executive offices)
                             (Zip Code)


      Registrant's telephone number, including area code   (704) 553-0038


                                     Not applicable
               (Former name or former address, if changed since last report.)


                                               Page 1 of 14 Pages

Item 7.     Financial Statements and Exhibits.

           (a)   Financial Statements of Businesses Acquired.

                 (1)   The   consolidated  financial  statements of
                       Western Multiplex Corporation for its fiscal year ended June 30, 1994, including the Consolidated Balance Sheet as of June 30, 1994, the Consolidated Statement of Income for the year ended June 30, 1994, the Consolidated Statement of Cash Flows for the year ended June 30, 1994, the notes to the June 30, 1994 Consolidated Financial Statements and the related report on such financial statements of Shilling & Kenyon, Inc., are incorporated by reference to the Registrant's Registration Statement on Form S-4, registration no. 33-
                       88818.    A copy  of such  financial statements,
                       the related notes and the report of Shilling & Kenyon, Inc. were attached as Exhibit 99 to the Form 8-K dated April 25, 1995 filed with the Securities and Exchange Commission on May 9, 1995.

                 (2) Consolidated financial statements of Western Multiplex Corporation for the nine months ended March 31, 1995, including the Consolidated Condensed Balance Sheet as of March 31, 1995, the Consolidated Condensed Statement of Income for the nine months ended March 31, 1995, the Consolidated Statement of Stockholders' Equity, the Consolidated Condensed Statement of Cash Flows for the nine months ended March 31, 1995 and the notes to the March 31, 1995 Consolidated Condensed Financial Statements. (Filed herewith at pages 4-9)

             (b)   Pro forma financial information.

                 (1) Pro forma financial information for the Registrant with respect to the acquisition of Western Multiplex Corporation by the Registrant on April 25, 1995, including the Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1995 and Pro Forma Condensed Consolidated Income Statements for the year ended December 31, 1994 and for the three months ended March 31, 1995. (Filed herewith at pages 10-14)

            (c)   Exhibits

                 2 Acquisition Agreement dated as of January 3, 1995, incorporated by reference to
                       Exhibits 2.1 and 2.2 to the Registrant's
                       Registration Statement on Form S-4,
                       registration number 33-88818.

                 23    Consent of Shilling & Kenyon, Inc.  (Previously filed)

                 99 Consolidated Financial Statements of Western Multiplex Corporation for the fiscal year ended June 30, 1994. (Previously filed)

                                          Page 2 of 14 Pages

                                       SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             GLENAYRE TECHNOLOGIES, INC.



                                             By:  s/Stanley Ciepcielinski
                                                   Stanley Ciepcielinski
                                                   Executive Vice President and
                                                   Chief Financial Officer


Dated:  July 7, 1995




                                          Page 3 of 14 Pages

WESTERN MULTIPLEX CORPORATION
CONSOLIDATED CONDENSED BALANCE SHEET
(dollars in thousands, except per share amounts)
(unaudited)


                                                               March 31,
                                                                 1995

ASSETS

Current Assets:
  Cash and cash equivalents                                        $ 1,707
  Accounts receivable, less allowance                                1,776
  Inventories (Note 1)                                               2,631
  Prepaid expenses and other assets                                  2,114

    Total current assets                                             8,228

  Property and equipment, net                                        1,195


TOTAL ASSETS                                                       $ 9,423


LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Accounts payable                                                $    367
  Accrued expenses                                                   2,418
  Current portion of long-term debt                                    162

    Total current liabilities                                        2,947

  Long-term debt, less current portion                                 292
  Deferred income taxes                                                172


    Total liabilities                                                3,411
  Stockholders' Equity: (Note 3)
   Common stock, no par value, 25,000,000
    shares authorized, 5,531,195 outstanding                           777
  Less: Stockholders' note receivable                                  (26)
  Retained earnings                                                  5,261


    Total stockholders' equity                                       6,012

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                          $9,423



         See Notes to Consolidated Condensed Financial Statements.
                          Page 4 of 14 Pages

WESTERN MULTIPLEX CORPORATION
CONSOLIDATED CONDENSED STATEMENT OF INCOME
(dollars in thousands, except per share amount)
(unaudited)
                                                                Nine months
                                                                   ended
                                                               March 31, 1995


NET SALES                                                          $14,207

COSTS AND EXPENSES
  Cost of Sales                                                      5,464

  Sales, general and administrative                                  3,780

  Research and development                                           1,684

  Total costs and expenses                                          10,928

 OPERATING INCOME                                                    3,279

 OTHER INCOME (EXPENSE)

  Interest, net                                                        (10)

  Other                                                                 46

  Total other income (expense)                                          36
INCOME BEFORE INCOME TAXES                                           3,315

PROVISION FOR INCOME TAXES (Note 2)                                  1,342

NET INCOME                                                          $1,973


INCOME PER COMMON SHARE (Note 3)                                  $    .26



              See Notes to Consolidated Condensed Financial Statements.
                                Page 5 of 14 Pages

WESTERN MULTIPLEX CORPORATION
CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
(dollars in thousands)
(unaudited)

                                                                                  Total
                                                       Stockholder              Stockhold-
                                      Common Stock         Note      Retained      ers'
                                    Shares    Amount    Receivable   Earnings     Equity
BALANCES
 June 30, 1994                       5,477    $749            -         $3,288      $4,037

           NET INCOME                   -       -             -          1,973       1,973

           STOCK OPTION
            ACTIVITY                    54      28         (26)          -               2

           BALANCES,
            March 31, 1995           5,531    $777        $(26)         $5,261      $6,012











                       See Notes to Consolidated Condensed Financial Statements.
                                          Page 6 of 14 Pages

          WESTERN MULTIPLEX CORPORATION
          CONSOLIDATED CONDENSED STATEMENT OF CASH FLOWS
          (dollars in thousands)
          (unaudited)

                                                                               Nine months
                                                                                  ended
                                                                             March  31, 1995

          NET CASH PROVIDED BY OPERATING ACTIVITIES                                 $1,326

          CASH FLOWS FROM INVESTING ACTIVITIES:
            Purchase of property and equipment                                        (547)


          NET CASH USED IN INVESTING ACTIVITIES                                       (547)

          CASH FLOWS FROM FINANCING ACTIVITIES:

            Stock option activity                                                        2



            Payments on long term debt                                                (142)

          NET CASH USED IN FINANCING ACTIVITIES:                                      (140)

          NET INCREASE IN CASH AND CASH
            EQUIVALENTS                                                                639

          CASH AND CASH EQUIVALENTS,
            beginning of period                                                      1,068

          CASH AND CASH EQUIVALENTS,
            end of period                                                           $1,707

          SUPPLEMENTAL DISCLOSURE OF NON-CASH

            TRANSACTIONS:
          Cash paid during the period of:
            Interest                                                              $     43

            Income taxes                                                            $1,290




                       See Notes to Consolidated Condensed Financial Statements.
                                          Page 7 of 14 Pages

WESTERN MULTIPLEX CORPORATION
NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
(tabular amounts in thousands of dollars)
(unaudited)


The consolidated financial statements should be read in conjunction with the audited financial statements and notes thereto included in the Western Multiplex Corporation ("MUX") audited financial statements for the year ended June 30, 1994.

The accompanying financial information is unaudited; however, in the opinion of the management of MUX, this information includes all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the finan- cial information therein.

The results of operations for the nine months ended March 31, 1995 are not necessarily indicative of the results that may be expected for the entire year. MUX's financial results in any reported period are highly dependent upon various factors, including timing and size of customers' orders and the shipment of products for large orders. Large orders from customers can account for a signifi- cant portion of products shipped in any reported period. Accordingly, the shipment of products of such large orders can dramatically affect the results of operations of any single reported period.


NOTE 1 - INVENTORIES

        Inventories consist of the following at March 31, 1995:

        Raw materials                                              $1,288
        Work-in-process                                               338
        Finished goods                                              1,005

                                                                   $2,631

NOTE 2 - INCOME TAXES

MUX's consolidated tax provision was different from the amount computed using the U.S. statutory income tax rate as follows:

                                                           Nine Months Ended
                                                            March  31, 1995

        Tax computed at federal statutory rate                    34.0%
        State income taxes, net of federal benefit                 6.6
        Non-deductible expenses and other items                    (.1)

                                                                  40.5%









                                Page 8 of 14 Pages

WESTERN MULTIPLEX CORPORATION
NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS (Continued)
(tabular amounts in thousands of dollars)
(unaudited)


NOTE 3 - STOCKHOLDERS' EQUITY

Income per Common Share

Primary income per share was computed by dividing net income by the weighted average number of shares of common stock outstanding plus the shares that would be outstanding assuming exercise of dilutive stock options, which are considered to be common stock equivalents.



                                Page 9 of 14 Pages

                     PRO FORMA CONDENSED FINANCIAL INFORMATION

                                    (Unaudited)

                            Glenayre Technologies, Inc.

      The following pro forma condensed consolidated balance sheet as of March 31, 1995 and the condensed consolidated income statements for the year ended December 31, 1994 and the three month period ended March 31, 1995 give effect to the acquisition in April 1995 of all the outstanding common stock of Western Multiplex Corporation ("MUX").
The pro forma condensed consolidated balance sheet gives effect to the acquisition of MUX as if it had occurred on March 31, 1995. The pro forma condensed consolidated income statements give effect to the acquisition of MUX as if it had been consummated on January 1, 1994.

      The pro forma condensed consolidated information has been prepared by Glenayre management and is based on the historical financial statements of Glenayre and MUX and on the assumptions and adjustments in the accompanying notes. These pro forma condensed consolidated financial statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated.





                              Page 10 of 14 Pages

                            GLENAYRE TECHNOLOGIES, INC.
                 PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                       FOR THE YEAR ENDED DECEMBER 31, 1994
                                    (Unaudited)
                       (In thousands, except per share data)


                                                                                      Pro Forma     Adjustment        Pro
                                                          Glenayre       MUX        Adjustments      Reference        Forma

Net sales                                              $172,107      $18,813                                       $190,920
Costs and expenses
 Cost of sales                                           72,908        7,859                                         80,767
 Selling, general and administrative expense             41,079        5,068                                         46,147
 Research and development expense                        15,991        1,792                                         17,783
 Depreciation and amortization expense                    5,884          381        $  728         A                  6,993
 Total costs and expenses                               135,862       15,100           728                          151,690

Income from operations                                   36,245        3,713          (728)                          39,230

Other income (expense)
 Interest income (expense), net                           4,450         (18)                                          4,432
 Other, net                                                (400)         26                                            (374)
 Total other income (expenses), net                       4,050           8             0                             4,058

Income from continuing operations before
income taxes                                             40,295       3,721         (728)                            43,288

Provision for income taxes                                7,200       1,529                                           8,729

Income from continuing operations                       $33,095    $  2,192       $ (728)                          $ 34,559

Income from continuing operations
per share - primary                                     $   .85                                                    $    .86

Number of shares used to compute primary per share
data, adjusted for June 19, 1995 3 for 2 stock split     39,136                     1,125         B                  40,261




 A  Increase in amortization expense:
  Amortization for the period January 1, 1994 to December 31, 1994 of excess of cost over value assigned to net assets acquired (on a
  straight-line basis over 30 years)                                                              $    728

 B  Increase in number of shares used to compute primary per share data:
  Issuance of common stock for MUX shares and options                                                1,125


                                    Page 11 of 14 Pages

                               GLENAYRE TECHNOLOGIES, INC.
                  PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                     FOR THE THREE MONTHS ENDED MARCH 31, 1995
                                    (Unaudited)
                       (In thousands, except per share data)

                                                                                   Pro Forma       Adjustment        Pro
                                                          Glenayre     MUX        Adjustments      Reference        Forma
Net sales                                                $59,862     $4,491                                      $64,353
Costs and expenses
 Cost of sales                                            25,859      1,696                                       27,555
 Selling, general and administrative expense              11,951      1,003                                       12,954
 Research and development expense                          4,699        573                                        5,272
 Depreciation and amortization expense                     1,592        103     $    182          A                1,877
 Total costs and expenses                                 44,101      3,375          182                          47,658

Income from operations                                    15,761      1,116         (182)                         16,695

Other income (expense)
 Interest income (expense), net                            1,936         (3)                                       1,933
 Other, net                                                  (27)        11                                         (16)

Total other income (expenses), net                         1,909          8                                        1,917

Income from continuing operations before
income taxes                                              17,670      1,124          (182)                        18,612

Provision for income taxes                                 3,888        452                                        4,340

Income from continuing operations                        $13,782     $  672       $  (182)                       $14,272

Income from continuing operations per share - primary    $  0.34                                                 $  0.35

Number of shares used to compute primary per share data,
adjusted for June 19, 1995 3 for 2 stock split            39,948                    1,125         B               41,073




 A  Increase in amortization expense:
  Amortization for the period January 1, 1995 to March 31, 1995 of excess of cost over
     value assigned to net assets acquired (on a straight-line basis over 30 years)                    $   182

 B  Increase in number of shares used to compute primary per share data:
  Issuance of common stock for MUX shares and options                                                    1,125





                                    Page 12 of 14 Pages



                                  GLENAYRE TECHNOLOGIES, INC.
                      PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                          MARCH 31, 1995
                                          (Unaudited)
                                        (In thousands)

                                                                                     Pro Forma       Adjustment        Pro
                                                              Glenayre     MUX      Adjustments      Reference        Forma
 ASSETS

 Cash and cash equivalents                                   $ 99,638    $  1,707                                   $ 101,345
 Accounts receivable                                           42,810       1,776                                      44,586
 Trade notes receivable, current                                4,967                                                   4,967
 Inventories                                                   32,632       2,631                                      35,263
 Deferred income taxes                                          5,666                                                   5,666
 Prepaid expenses and other current assets                      2,524       2,114         (693)        C                3,945
Total current assets                                          188,237       8,228         (693)                       195,772

 Trade notes receivable                                        14,827                                                  14,827
 Property, plant and equipment                                 20,503       1,195                                      21,698
 Goodwill and intangibles                                      60,764                   21,844         A               82,608
 Deferred income taxes                                         24,953                      704         B               25,657
 Other assets                                                     331                                                     331

 TOTAL ASSETS                                                $309,615    $  9,423      $21,855                       $340,893

 LIABILITIES AND STOCKHOLDERS' EQUITY

 Accounts payable                                            $ 10,491     $   367                                    $ 10,858
 Accrued liabilities                                           29,332       2,418          606         D               32,356
 Current portion of long term debt                                257         162                                         419
   Total current liabilities                                   40,080       2,947          606                         43,633

Long term debt, less current portion                            1,769         292                                       2,061
Other liabilities                                               2,756         172                                       2,928

Stockholders' equity:
 Shares outstanding at
 March 31, 1995:
 Historical     37,794,520
 Pro Forma      38,584,670                                        504                       16         E                  520
Contributed capital                                           225,466         751       26,494         F              252,711
Retained earnings from February 1, 1988                        39,040       5,261       (5,261)        G               39,040


Total stockholders' equity                                    265,010       6,012       21,249                        292,271

 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $309,615    $  9,423     $ 21,855                       $340,893


    See Notes to Pro Forma Condensed Consolidated Balance Sheet as of
                                March 31, 1995






                                    Page 13 of 14 Pages

                                  GLENAYRE TECHNOLOGIES, INC.
                    Notes to Pro Forma Condensed Consolidated Balance Sheet
                                          March 31, 1995
                                            (Unaudited)
                       (Dollars in thousands, except per share data)


 A  Increase in goodwill:
  Excess of cost over value assigned to net assets acquired (see note H)                              $ 21,844

 B  Increase in deferred income taxes:
  Change in valuation reserve of deferred tax asset due to increased
     future earnings estimates after merger                                                           $    704

 C  Decrease in prepaid and other current assets:
  Reclassification of direct acquisition costs paid as of March 31, 1995                              $   (693)

 D  Increase in accrued liabilities:
  Accrual of direct acquisition costs paid subsequent to March 31, 1995                               $    606

 E  Increase in common stock:
  Issuance of common stock to Western Multiplex
     (790,150 shares at $.02)                                                                         $     16

 F  Increase in contributed capital:
  Issuance of common  stock to Western Multiplex
     (790,150 shares at $25.4244)                                                                     $ 20,089
  Cash payments in lieu of fractional shares                                                                 1
  Western Multiplex options assumed
     (334,805 shares at $25.4444)                                                                        8,519
  Cash to be received from exercise of Western Multiplex options                                        (1,364)

  Elimination of Western Multiplex historical equity                                                      (751)
                                                                                                      $ 26,494

 G  Decrease in retained earnings:
  Elimination of Western Multiplex historical equity                                                 $(  5,261)

 H  The following is a pro forma computation of the purchase price as of the Closing Date:
     Common stock issued and Western Multiplex options assumed (1,124,955 shares times market
     price of $25.4444 per share)                                                                     $ 28,624

  Cash to be received from exercise of Western Multiplex options                                        (1,364)
  Direct Costs of the Acquisition                                                                        1,300

 Total purchase price                                                                                   $ 28,560

  Allocation of purchase price
     Historical book value of total assets of Western Multiplex as of March 31, 1995                  $  6,012
     (Management believes that the fair value approximates net book value for all tangible assets.)

  Effect on Deferred Tax Asset due to Merger                                                               704

  Excess of cost over value assigned to net assets acquired (goodwill)                                  21,844
     Total purchase price                                                                             $ 28,560





                                    Page 14 of 14 Pages